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Exhibit 24.1

                                POWER OF ATTORNEY

           KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gary R. Abrahams and Robert W. Zaugg, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of ExecuStay Corporation), to sign a registration statement, and any or all amendments (including post-effective amendments) thereto, on Form S-8 for the sale of shares of ExecuStay Corporation Common Stock pursuant to the ExecuStay Corporation 1997 Incentive and Stock Option Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.


     Signature                                               Date
     ---------                                               ----


By       /s/  Gary R. Abrahams                       Dated:  April 16, 1998
    ------------------------------------------
     Gary R. Abrahams
     President, Chief Executive Officer
     and Director

By       /s/  Robert W. Zaugg                        Dated:  April 16, 1998
    ------------------------------------------
     Robert W. Zaugg
     Secretary, Chief Operating Officer
     and Director

By       /s/  Marc B. Kaplan                         Dated:  April 16, 1998
    ------------------------------------------
     Marc B. Kaplan
     Treasurer, Chief Financial Officer
     and Director


By       /s/  David S. Santee                        Dated:  April 16, 1998
    -------------------------------------------
     David S. Santee
     Director

By       /s/  Stuart C. Siegel                       Dated:  April 16, 1998
    -------------------------------------------
     Stuart C. Siegel
     Director